32.1 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002(18 U.S.C. SECTION 1350)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of OCTuS, Inc. (the Company), on Form 10-QSB for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission (the Report), I, John Belden, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  John Belden
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John Belden
Chief Executive Officer and Principal Financial Officer

May 13, 2004